Exhibit 10.35

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of December 31, 2014, is entered into by and among CIRCOR INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower who are listed on the signature pages hereof (the “Subsidiary Guarantors”), the several banks and financial institutions party hereto (the “Consenting Lenders”), and SUNTRUST BANK, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the Subsidiary Guarantors, the lenders from time to time party thereto (the “Lenders”), and the Administrative Agent entered into that certain Credit Agreement dated as of July 31, 2014 (the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend the Credit Agreement on and subject to the terms and conditions set forth herein; and

WHEREAS, the Credit Parties, the Lenders and the Administrative Agent desire to enter into this Amendment on the terms, conditions and other provisions set forth herein.

NOW, THEREFORE, for and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Consenting Lenders, the Administrative Agent, the Borrower and the other Credit Parties hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

(a)The Credit Agreement is hereby amended by deleting the definition of “Immaterial Subsidiary Testing Date” in Section 1.01 thereof and substituting in lieu thereof the following:

“Immaterial Subsidiary Testing Date” means the last day of each fiscal quarter of the Borrower.
(b)    The Credit Agreement is hereby further amended by deleting clause (k) in Section 6.01 thereof and substituting in lieu thereof the following:

(k)    Immaterial Subsidiaries. At the time of the delivery of the financial statements provided for in subpart (a) above, a certificate signed by the Chief Financial Officer or Corporate Controller of the Borrower setting forth a list of Immaterial Subsidiaries (which certificate shall include calculations demonstrating that such Subsidiaries comply with the definition of “Immaterial Subsidiary” in Section 1.01).

(c)    The Credit Agreement is hereby further amended by adding the following new Section 7.13 to the end of Article VII:

Section 7.13    Immaterial Subsidiaries. The Borrower will not permit, as of any Immaterial Subsidiary Testing Date: (i) the aggregate Tangible Assets of all Immaterial Subsidiaries on such date to exceed 10% of the Total Tangible Assets on such date and (ii) that portion of Consolidated EBITDA attributable solely to Immaterial Subsidiaries for the period of four consecutive fiscal quarters most recently ended prior to such date to exceed 10% of Consolidated EBITDA for the Borrower and its Subsidiaries for such period.

Section 2. Conditions Precedent. This Amendment shall be effective on the date of the receipt by the Administrative Agent of a counterpart of this Amendment duly executed by each of the Credit Parties, the Administrative Agent, and the Required Lenders. Notwithstanding the date of execution of this Amendment by the parties hereto, the parties hereto intend that this Amendment shall be effective on and as of December 31, 2014.

Section 3. Representations. Each of the Credit Parties represents and warrants to the Administrative Agent and the Lenders that:

(a)    Organizational Power; Authorization. Each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment. Each Credit Party has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding agreement and obligation of such Credit Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(b)    Governmental Approvals; No Violation. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority is required to authorize or is required as a condition to (i) the execution, delivery and performance by any Credit Party of this Amendment or any of its obligations hereunder, or (ii) the legality, validity, binding effect or enforceability of this Amendment. Neither the execution, delivery and performance by any Credit Party of this Amendment nor compliance with the terms and provisions hereof (i) will contravene any provision of any law, statute, rule, regulation, order, writ, injunction or decree of any Governmental Authority applicable to such Credit Party, (ii) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party pursuant to the terms of any promissory note, bond, debenture, indenture, mortgage, deed of trust, credit or loan agreement, or any other Material Agreement, or (iii) will violate any provision of the Organizational Documents of such Credit Party.

(c)     No Default. No Default or Event of Default has occurred and is continuing as of the date hereof, nor will any Default or Event of Default exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations by Credit Parties. Each Credit Party hereby reaffirms that all representations and warranties of the Credit Parties contained in the Loan Documents are true and correct in all material respects (except that if any such representation or warranty contains any materiality qualifier, such representation or warranty is true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects (except that if any such representation or warranty contains any materiality qualifier, such representation or warranty shall be true and correct in all respects) as of the date when made.

Section 5. Reaffirmation. Each of the Credit Parties hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Loan Documents to which it is a party and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of the Loan Documents, or reduce, impair or discharge the obligations of the Credit Parties a party thereto.

Section 6. Certain References. After the effectiveness of this Amendment, each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 7. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 10. Effect.

(a)    Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and continue to be in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein. The Credit Agreement is hereby ratified and confirmed in all respects.

(b)    Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents, or constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents.

(c)    This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall for all purposes be deemed to be a “Loan Document” under the Credit Agreement and entitled to the benefits thereof.

Section 11. Release. In consideration of the amendments contained herein, each Credit Party hereby waives and releases each of the Lenders and the Administrative Agent from any and all claims and defenses with respect to the Credit Agreement and the other Loan Documents.

Section 12. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. The exchange of copies of this Amendment and of signature pages by facsimile or .pdf via email transmission shall constitute effective execution and delivery of this Agreement as to the parties.

Section 13. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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